Bay View Deposit Corporation
Bay View 2005-3 Owner Trust

For Payment Date:	Jan 25, 2006
For Collection Period:	December-05
For Determination Date:	Jan 20, 2006

								Aggregate
								Receivables
							Total # Loans	Balance
A. PRINCIPAL BALANCE RECONCILIATION
(A) ORIGINAL PRINCIPAL BALANCE							9,686	220,107,132.54
(B) BEGINNING BALANCE							9,527	213,729,240.41
(C) COLLECTIONS (Regular Payments / Scheduled Principal)							N/A	2,891,434.21
(D) COLLECTIONS (Principal Payoffs / Prepaid Principal)							138	2,950,860.37
(E) REPURCHASED RECEIVABLES							0	0.00
(F) FULL CHARGE OFFS (Receivable Balance of Defaulted Receivables)							1	19,430.08
(G) PARTIAL CHARGE OFFS (Charged-off portion of Receivable Balance of Defaulted Receivables sold)							N/A	0.00
(H) PRINCIPAL RECEIVABLE BALANCE (as of end of Collection Period)							9,388	207,867,515.75

	A-1	A-2	A-3	A-4	B	C	D	Total
B. NOTE BALANCE RECONCILIATION

(A) ORIGINAL NOTE BALANCE	26,600,000.00	73,500,000.00	53,100,000.00	38,270,000.00	8,810,000.00	7,160,000.00	7,160,000.00	214,600,000.00
(B) BEGINNING BALANCE	20,222,107.41	73,500,000.00	53,100,000.00	38,270,000.00	8,810,000.00	7,160,000.00	7,160,000.00	208,222,107.41
(C) PRINCIPAL REDUCTIONS	5,861,724.66	—	—	—	—	—	—	5,861,724.66
(D) ENDING BALANCE	14,360,382.75	73,500,000.00	53,100,000.00	38,270,000.00	8,810,000.00	7,160,000.00	7,160,000.00	202,360,382.75

(E) NOTE FACTOR	53.986401%	100.000000%	100.000000%	100.000000%	100.000000%	100.000000%	100.000000%	94.296544%

								Total

C. CERTIFICATE BALANCE RECONCILIATION

(A) ORIGINAL CERTIFICATE BALANCE								5,507,133.00
(B) BEGINNING BALANCE								5,507,133.00
(C) PRINCIPAL REDUCTIONS								0.00
(D) ENDING BALANCE								5,507,133.00

(E) CERTIFICATE FACTOR								100.000000%

								TOTALS

D. COLLECTIONS

(A) CASH WIRED-PRINCIPAL AND INTEREST COLLECTIONS								7,403,144.91
(B) INTEREST WIRED — (Collection account)								20,991.77
(D) ADVANCES								7,344.67
(E) REPURCHASES								0.00
(F) GROSS CHARGE OFF RECOVERIES								11,923.00
(G) RESERVE ACCOUNT WITHDRAWAL								0.00

TOTAL COLLECTIONS								7,443,404.35

E. TRUSTEE DISTRIBUTIONS

TOTAL CASH FLOW								7,443,404.35

(A) INDENTURE TRUSTEE FEE (not to exceed $25,000 per annum)								750.00
(B) UNRECOVERED INTEREST ADVANCES								0.00
(C) SERVICING FEE (DUE AND UNPAID)								178,107.70
(D) STANDBY SERVICING FEE (not to exceed $10,000)								4,452.69
(E) OWNER TRUSTEE FEE (not to exceed $10,000 per annum)								333.33
(F) TRANSITION COST								0.00
(G) INTEREST TO “A-1” NOTEHOLDER HOLDERS, INCLUDING OVERDUE								71,916.41
(H) INTEREST TO “A-2” NOTEHOLDER HOLDERS, INCLUDING OVERDUE								297,675.00
(I) INTEREST TO “A-3” NOTEHOLDER HOLDERS, INCLUDING OVERDUE								217,267.50
(J) INTEREST TO “A-4” NOTEHOLDER HOLDERS, INCLUDING OVERDUE								159,777.25
(K) INTEREST TO “B” NOTEHOLDER HOLDERS, INCLUDING OVERDUE								37,883.00
(L) INTEREST TO “C” NOTEHOLDER HOLDERS, INCLUDING OVERDUE								31,683.00
(M) INTEREST TO “D” NOTEHOLDER HOLDERS, INCLUDING OVERDUE								33,711.67
(N) PRINCIPAL TO “A-1” NOTEHOLDER HOLDERS								5,861,724.66
(O) PRINCIPAL TO “A-2” NOTEHOLDER HOLDERS								0.00
(P) PRINCIPAL TO “A-3” NOTEHOLDER HOLDERS								0.00
(Q) PRINCIPAL TO “A-4” NOTEHOLDER HOLDERS								0.00
(R) PRINCIPAL TO “B” NOTEHOLDER HOLDERS								0.00
(S) PRINCIPAL TO “C” NOTEHOLDER HOLDERS								0.00
(T) PRINCIPAL TO “D” NOTEHOLDER HOLDERS								0.00
(U) RESERVE ACCOUNT (up to the Requisite Amount)								548,122.14
(V) PRINCIPAL TO CERTIFICATE HOLDER								0.00
(W) INTEREST TO CERTIFICATE HOLDER, INCLUDING OVERDUE								0.00
(X) ADDITIONAL UNPAID SERVICING FEE								0.00
(Y) ADDITIONAL UNPAID BACK-UP SERVICER FEE								0.00
(Z) ADDITIONAL UNPAID INDENTURE FEE								0.00
(AA) ADDITIONAL UNPAID OWNER TRUSTEE FEE								0.00
(AB) ADVANCE RECOVERY PAYMENTS								0.00
(AC) EXCESS TO RESIDUAL INTEREST HOLDER								0.00

BALANCE								0.00

								SPREAD
								ACCOUNT

F. RESERVE ACCOUNT

(A) BEGINNING BALANCE								2,463,822.19
(B) ADDITIONS TO RESERVE AMOUNT								548,122.14
(C) INTEREST EARNED								4,981.44
(D) DRAWS								0.00
(E) REIMBURSEMENT FOR PRIOR DRAWS								0.00
(F) DISTRIBUTION OF FUNDS TO SERVICER								0.00
(G) PRIOR MONTH DISTRIBUTION OF FUNDS TO ISSUER								0.00
(H) ENDING BALANCE								3,016,925.77

(I) REQUIRED BALANCE								3,851,874.82
(J) CURRENT MONTH DISTRIBUTION OF FUNDS TO ISSUER								0.00

PERFORMANCE DATA

Bay View Deposit Corporation
Bay View 2005-3 Owner Trust

For Payment Date:	Jan 25, 2006
For Collection Period:	December-05
For Determination Date:	Jan 20, 2006

		NUMBER	BALANCE

G. CURRENT RECEIVABLES DELINQUENCY

# PAYMENT DELINQUENCY
(A) 31-60		35	796,774.00
(B) 61-90		8	131,151.19
(C) 91+ days		0	—
TOTAL		43	927,925.19

		NUMBER	BALANCE
H. REPOSSESSIONS

(A) COLLECTION PERIOD REPOSSESSIONS		5	118,647.87
(B) AGGREGATE REPOSSESSIONS		8	172,540.88
(C) UNLIQUIDATED REPOSSESSIONS		6	128,815.45

	DELINQUENT
	MONTH	POOL	DELINQUENCY
	BALANCE	BALANCE	%

I. DELINQUENCY RATIO (30+)

MONTH
(A) CURRENT	927,925.19	207,867,515.75	0.4464%
(B) 1ST PREVIOUS	333,554.43	213,729,240.41	0.1561%
(C) 2ND PREVIOUS
(D) THREE MONTH ROLLING AVERAGE	630,739.81	210,798,378.08	0.3012%

	BALANCE	BALANCE	Net Loss Rate %

J. CUMULATIVE NET LOSS RATE

(A) COLLECTION PERIOD CHARGE-OFF RECEIVABLES	19,430.08
(C) LESS: RECOVERIES (current month)	11,923.00
(E) NET LOSSES CURRENT PERIOD	7,507.08
(F) PRIOR PERIOD CUMULATIVE NET LOSSES	9,613.74
(G) CUMULATIVE NET LOSSES (current period)	17,120.82	220,107,132.54	0.01%

	MONTH BALANCE	POOL BALANCE	Extension Rate %

K. EXTENSION RATE

(A) PRINCIPAL BALANCE OF RECEIVABLES EXTENDED CURRENT MONTH	118,394.23	207,867,515.75	0.06%

		AMOUNT	NUMBER

L. LOCKBOX TEST

(A) TOTAL PAYMENTS TO THE LOCKBOX (Current Month)		—	N/A
(B) TOTAL PAYMENTS (Current Month)		7,415,067.91	9,253
(C) LOCKBOX PERCENTAGE PAYMENTS

M. WAC-Weighted Average Coupon			8.85
N. WAM-Weighted Average Maturity			72.93

/s/ Kevin Rieke	APPROVED BY:	/s/ John Okubo

Kevin Rieke		John Okubo
Bay View Acceptance Corp		Bay View Acceptance Corp